GAP INC. FISCAL 2019 FOURTH QUARTER EARNINGS RESULTS Robert J. Fisher Teri List-Stoll INTERIM PRESIDENT EXECUTIVE VICE PRESIDENT & CHIEF EXECUTIVE OFFICER & CHIEF FINANCIAL OFFICER Sonia Syngal INCOMING PRESIDENT & CHIEF EXECUTIVE OFFICER

DISCLOSURE STATEMENT FORWARD LOOKING STATEMENTS This conference call and webcast contain forward-looking statements within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. All statements other than those that are purely historical are forward-looking statements. Forward- looking statements include statements identified as such in our March 12, 2020 press release. Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause our actual results to differ materially from those in the forward-looking statements. Information regarding factors that could cause results to differ can be found in our March 12, 2020 earnings press release, our Annual Report on Form 10-K for the fiscal year ended February 2, 2019, and our subsequent filings with the U.S. Securities and Exchange Commission, all of which are available on gapinc.com. These forward-looking statements are based on information as of March 12, 2020. We assume no obligation to publicly update or revise our forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized. SEC REGULATION G This presentation includes the non-GAAP measures adjusted gross profit, adjusted gross margin, adjusted operating expenses, adjusted operating expenses as a percent of net sales, adjusted operating income, adjusted operating income as a percent of net sales, adjusted income taxes, adjusted net income, adjusted earnings per share, expected adjusted earnings per share, and free cash flow. The descriptions and reconciliations of these measures from GAAP are included in our March 12, 2020 earnings press release, which is available on gapinc.com. 2

Q4 REPORTED P&L SUMMARY IN MILLIONS Q4 2019 Q4 Q4 vs. 2019 2018 Q4 2018 Net Sales $4,674 $4,623 +1% Comp (1%) (1%) Gross Profit $1,674 $1,645 +2% % 35.8% 35.6% +20bps Merchandise Margin B/(W) LY +20bps (60bps) ROD % of Sales B/(W) LY +0bps (60bps) Operating Expenses $1,919 $1,273 +51% % 41.1% 27.5% (1360bps) Operating Income ($245) $372 (166%) % (5.2%) 8.0% (1320bps) Net Income ($184) $276 (167%) Diluted EPS ($0.49) $0.72 (168%) 3 3

Q4 ADJUSTED P&L SUMMARY IN MILLIONS Q4 2019 Q4 Q4 vs. 2019 2018 Q4 2018 Net Sales $4,674 $4,623 +1% Comp (1%) (1%) Adjusted Gross Profit $1,696(1) $1,645 +3% % 36.3%(1) 35.6% +70bps Adj. Merchandise Margin B/(W) LY +30bps(1) (60bps) Adj. ROD % of Sales B/(W) LY +40bps(1) (60bps) Adjusted Operating Expenses $1,418(1) $1,273 +11% % 30.3%(1) 27.5% (280bps) Adjusted Operating Income $278(1) $372 (25%) % 5.9%(1) 8.0% (210bps) Adjusted Net Income $217(1) $276 (21%) Adjusted Diluted EPS $0.58(1) $0.72 (19%) (1) The description and reconciliation of these measures from GAAP is included in our March 12, 2020 earnings press release, which is available on gapinc.com.

FY 2019 REPORTED P&L SUMMARY IN MILLIONS FY 2019 FY FY vs. 2019 2018 FY 2018 Net Sales $16,383 $16,580 (1%) Comp (3%) 0% Gross Profit $6,133 $6,322 (3%) % 37.4% 38.1% (70bps) Merchandise Margin B/(W) LY (60bps) (60bps) ROD % of Sales B/(W) LY (10bps) +50bps Operating Expenses $5,559 $4,960 +12% % 33.9% 29.9% (400bps) Operating Income $574 $1,362 (58%) % 3.5% 8.2% (470bps) Net Income $351 $1,003 (65%) Diluted EPS $0.93 $2.59 (64%)

FY 2019 ADJUSTED P&L SUMMARY IN MILLIONS FY 2019 FY FY vs. 2019 2018 FY 2018 Net Sales $16,383 $16,580 (1%) Comp (3%) 0% Adjusted Gross Profit $6,156(1) $6,322 (3%) % 37.6%(1) 38.1% (50bps) Adj. Merchandise Margin B/(W) LY (50bps)(1) (60bps) Adj. ROD % of Sales B/(W) LY +0bps(1) +50bps Adjusted Operating Expenses $5,115(1) $4,960 +3% % 31.2%(1) 29.9% (130bps) Adjusted Operating Income $1,041(1) $1,362 (24%) % 6.4%(1) 8.2% (180bps) Adjusted Net Income $744(1) $1,003 (26%) Adjusted Diluted EPS $1.97(1) $2.59 (24%) (1) The description and reconciliation of these measures from GAAP is included in our March 12, 2020 6 earnings press release, which is available on gapinc.com.

7 FY 2019 4Q 2019 & COMPARABLESALES NET SALES (1) Includesnetfor the salesnot Janie includedoes Jack for brand.Janie and BananaRepublicsalesJack. (2)Comp and Comp Sales Comp Sales Net Sales Net Sales $16.4 bn. bn. $16.4 $4.7 bn. bn. $4.7 (1%) (3%) Comp Sales Comp Sales Net Sales Net Sales $2.3 bn. bn. $2.3 $8.0 bn. bn. $8.0 (2%) 0% Comp Sales Comp Sales Net Sales Net Sales $1.3 bn. bn. $1.3 $4.6 bn. bn. $4.6 (5%) (7%) Comp Sales Comp Sales Net Sales Net Sales $0.7 bn. bn. $0.7 $2.5 bn. bn. $2.5 (2%) 0% (2) (2) (1) (1) Comp Sales Comp Sales Net Sales Net Sales $0.3 bn. bn. $0.3 $1.0 bn. bn. $1.0 +2% +5%

Q4 ADJUSTED OPERATING MARGIN BRIDGE CONTRIBUTION BY BRAND ~(20 BPS) ~(50 BPS) 8.0% ~(50 BPS) ~(0 BPS) ~(90 BPS) 5.9% (1) (2) (1) (3) Q4 2018 Old Navy Banana Republic Gap Athleta Other Q4 2019 Adjusted Operating Margin Operating Margin (1) Includes Franchise. (2) Includes Franchise and Janie & Jack. (3) Includes unallocated HQ costs, Intermix, Hill City and FX. 8

ADJUSTED OPERATING MARGIN BRIDGE CONTRIBUTION BY BRAND ~(130 BPS) 8.2% ~(40 BPS) ~10 BPS ~0 BPS ~(20 BPS) 6.4% (1) (2) (1) (3) 2018 Operating Old Navy Banana Republic Gap Athleta Other 2019 Adjusted Margin Operating Margin (1) Includes Franchise. (2) Includes Franchise and Janie & Jack. (3) Includes unallocated HQ costs, Intermix, Hill City and FX. 9

8% DIVIDEND HISTORY RETURNING Dividend Yield Indicated Annual Dividend ($) CAPITAL TO 6% SHAREHOLDERS 4% 0.97 0.97 0.92 0.92 0.92 2% 0.88 • $564M of cash distributed % Jan-15 Jan-16 Jan-17 Jan-18 Jan-19 Jan-20 to shareholders in 2019 (1) • 8.8% dividend yield SHARES REPURCHASED (MM) 30 • 10% CAGR in dividends per share since 2006 20 • $1B worth of shares repurchased since 2016 10 0 2015 2016 2017 2018 2019 (1) Based on March 11, 2020 closing stock price of $10.97. 10

FISCAL 2020 OUTLOOK AS OF MARCH 12, 2020 Reported Diluted Earnings per Share $1.23 - $1.35 Adjusted Diluted Earnings per Share $1.80 - $1.92 (1) Comp Sales Down low-single digits Net Sales Down low-single digits Net Company-Operated Store Closures About 90 Capital Expenditures About $600 million(2) Effective Tax Rate About 30% Adjusted Effective Tax Rate About 26%(3) (1) Excludes costs related to previously announced plans to restructure the Gap brand specialty fleet. (2) Includes about $50 million of expansion costs related to the continued buildout of the company’s Ohio distribution center. 11 (3) Excludes certain non-cash tax impacts related to expected restructuring charges.